THIRD AMENDMENT TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Third Amendment to Intellectual Property Security Agreement (the “Amendment”) is made as of the __ day of June, 2010 by and among certain parties listed on Schedule 1 attached hereto (collectively, the “GreenShift Parties” ), and YA Global Investments, L.P. (the “Secured Party”), a Cayman Island limited partnership with an office at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302, in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the GreenShift Parties executed and delivered a Intellectual Property Security Agreement dated as of January 11, 2008, as amended by that certain First Amendment to Intellectual Property Security Agreement dated as of June 30, 2009, and as further amended by that certain Second Amendment to Intellectual property Security Agreement dated as of November 2, 2009 (as amended and in effect, the “IP Agreement”) in favor of the Secured Party, pursuant to which the GreenShift Parties pledged, assigned and granted a security interest in favor of the Secured Party in the IP Collateral (as defined therein); and

WHEREAS, the GreenShift Parties have acquired additional IP Collateral and desire to hereby confirm the pledge of, and the grant of a security interest in, such additional IP Collateral in favor of the Secured Party.

NOW, THEREFORE, it is hereby agreed as follows:

1.	Definitions. All capitalized terms herein and not otherwise defined shall have the same meaning herein as in the IP Agreement.
2.
Amendment to IP Agreement.  Exhibit B to the IP Agreement is hereby amended by adding thereto, the IP Collateral set forth on Exhibit “A” annexed hereto and incorporated herein by reference.  The IP Collateral set forth in Exhibit “A” is in addition and supplemental to the IP Collateral listed on Exhibit B of the IP Agreement, and does not replace or restate any IP Collateral contained therein.

3.	Miscellaneous:
a.
Except as provided herein, all terms and conditions of the IP Agreement remain in full force and effect.  Each of the GreenShift Parties hereby ratifies, confirms and reaffirms the grant of a security interest and all of the representations, warranties and covenants therein contained.

b.	This Amendment covers the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions and negotiations hereon.
c.
As required by the IP Agreement, the GreenShift Parties shall reimburse the Secured Party for the reasonable legal fees and expenses incurred in connection with the preparation and filing of this Amendment.

1193809.1

IN WITNESS WHEREOF, the parties have hereto have caused this Amendment  to be executed and their seals to be hereto affixed as of the date first above written.

The “GREENSHIFT PARTIES”

VIRIDIS CAPITAL LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

CARBONICS CAPITAL CORPORATION (f/k/a GreenShift Corporation)

By_______________________________
Name:          Kevin Kreisler
Title:           Chairman

GREENSHIFT CORPORATION (f/k/a GS CleanTech Corporation)

By_______________________________
Name:         Kevin Kreisler
Title:           Chairman

                         GS CLEANTECH CORPORATION (f/k/a GS Ethanol Technologies, Inc.)

By_______________________________
Name:         Kevin Kreisler
Title:           Chairman

                         GS COES (YORKVILLE I), LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

[SIGNATURE PAGE TO THIRD AMENDMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]
SIGNATURES CONTINUED ON FOLLOWING PAGE

GS CARBON DIOXIDE TECHNOLOGIES, INC.

By_______________________________
Name:         Kevin Kreisler
Title:           Chairman

                         GS GLOBAL BIODIESEL, LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

GS AGRIFUELS CORPORATION

By_______________________________
Name:         Kevin Kreisler
Title:           Chairman

NEXTGEN ACQUISITION, INC.

By_______________________________
Name:         Kevin Kreisler
Title:           Chairman

NEXTGEN FUEL INC.

By_______________________________
Name:         Kevin Kreisler
Title:           Chairman

SUSTAINABLE SYSTEMS, INC.

By_______________________________
Name:         Kevin Kreisler
Title:           Chairman

[SIGNATURE PAGE TO THIRD AMENDMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]
SIGNATURES CONTINUED ON FOLLOWING PAGE

SUSTAINABLE SYSTEMS LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

GS DESIGN, INC. (f/k/a Warnecke Design Service, Inc.)

By_______________________________
Name:         Kevin Kreisler
Title:           Chairman

GS RENTALS LLC (f/k/a Warnecke Rentals, LLC)

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

ECOSYSTEM TECHNOLOGIES, LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

       GS BIG MANAGEMENT, LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

[SIGNATURE PAGE TO THIRD AMENDMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]
SIGNATURES CONTINUED ON FOLLOWING PAGE

GS COES (ADRIAN I), LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

GS TECHNOLOGY, LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

“SECURED PARTY”

YA GLOBAL INVESTMENTS, L.P.
By: Yorkville Advisors, LLC,

its Investment Manager

By_______________________________
Name:                      Troy Rillo
Title:           Senior Managing Director